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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C, 20549

                              ____________________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):             April 14, 1994
____________________________________________________________________________



                          GFC FINANCIAL CORPORATION
            (Exact name of registrant as specified in its charter)


           DELAWARE                1-11011                        86-0695381
____________________________________________________________________________
(State or Other Jurisdiction     (Commission                (I.R.S. Employer
       of Incorporation)         File Number)            Identification No.)



DIAL CORPORATE CENTER, PHOENIX, ARIZONA                                85077
____________________________________________________________________________
(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code:             602/207-6900
                                                    ________________________
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Item 5.  Other Events.


         GFC Financial Corporation announced on April 14, 1994 revenues, net income and selected financial data and ratios for the first quarter of 1994 (unaudited).

         A copy of the press release issued by GFC Financial Corporation is attached as Exhibit 28 to this report.


Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.

                 Exhibit                          Title
              --------------      --------------------------------------------
                   28             Press Release of GFC Financial Corporation
                                  dated April 14, 1994














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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                           GFC FINANCIAL CORPORATION

                                  (Registrant)



Dated:  April 14, 1994    By               /s/  BRUNO A. MARSZOWSKI
                            ------------------------------------------------
                            Bruno A. Marszowski, Vice President - Controller Principal Financial Officer/Authorized Officer








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